Exhibit 99(a)

KEYCORP STUDENT LOAN TRUST 2000-A
NOTEHOLDERS’ STATEMENT
pursuant to Section 5.07(b) of Sale and Servicing
Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: May 25, 2005

(i)	Amount of principal being paid or distributed in respect of the Class A-1 Notes:
$0.00

		($	- ,	per $1,000 original principal amount of Class A-1 Notes)

(ii)	Amount of principal being paid or distributed in respect of the Class A-2 Notes:
$11,628,489.59

			($25.8410880,	per $1,000 original principal amount of Class A-2 Notes)

(iii)	Amount of interest being paid or distributed in respect of the Class A-1 Notes:
$0.00

		($	- ,	per $1,000 original principal amount of Class A-1 Notes)

(iv)	Amount of interest being paid or distributed in respect of the Class A-2 Notes:
$2,151,630.07

			($ 4.7814002,	per $1,000 original principal amount of Class A-2 Notes)

(v)	Amount of Noteholders’ Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
	(1)	Distributed to Class A-1 Noteholders:
$0.00

		($	- ,	per $1,000 original principal amount of Class A-1 Notes)

	(2)	Distributed to Class A-2 Noteholders:
$0.00

		($	- ,	per $1,000 original principal amount of Class A-2 Notes)

	(3)	Balance on Class A-1 Notes:
$0.00

		($	- ,	per $1,000 original principal amount of Class A-1 Notes)

	(4)	Balance on Class A-2 Notes:
$0.00

		($	- ,	per $1,000 original principal amount of Class A-2 Notes)

(vi)	Payments made under the Cap Agreement on such date: $0.00
			( $0.00	with respect to the Class A-1 Notes,

			( $0.00	with respect to the Class A-2 Notes;

and the total outstanding amount owed to the Cap Provider: $0.00

(vii)	Pool Balance at the end of the related Collection Period: $260,932,376.12

(viii)	After giving effect to distributions on this Distribution Date:
	(a )	(1) Outstanding principal amount of Class A-1 Notes: $0.00
(2) Pool Factor for the Class A-1 Notes: -
	(b )	(1) Outstanding principal amount of Class A-2 Notes: $260,932,376.12
(2) Pool Factor for the Class A-2 Notes: 0.57984972

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(ix)	Note Interest Rate for the Notes:
	(a)	In general
(1) Three-Month Libor was
2.8731300% for the period
(2) The Student Loan Rate was: 5.3013687%
	(b)	Note Interest Rate for the Class A-1 Notes: 3.0031300% (Based on 3-Month LIBOR)
	(c)	Note Interest Rate for the Class A-2 Notes: 3.1931300% (Based on 3-Month LIBOR)

(x)		Amount of Master Servicing Fee for related Collection Period: $331,314.33
	$3.313143300, per $1,000 original principal amount of Class A-1 Notes.
		$0.736254067, per $1,000 original principal amount of Class A-2 Notes.

(xi)		Amount of Administration Fee for related Collection Period: $3,000.00
	$0.030000000, per $1,000 original principal amount of Class A-1 Notes.
	$0.006666667, per $1,000 original principal amount of Class A-2 Notes.

(xii)	(a)	Aggregate amount of Realized Losses (if any) for the related Collection Period: $95,194.33
	(b)	Delinquent Contracts	# Disb.	%	$Amount	%

		30-60 Days Delinquent	388	1.51%	$4,960,656	2.24%
		61-90 Days Delinquent	206	0.80%	$2,545,103	1.15%
		91-120 Days Delinquent	139	0.54%	$1,398,566	0.63%
		More than 120 Days Delinquent	229	0.89%	$3,855,191	1.74%
		TOTAL	962	3.74%	$12,759,516	5.75%
	(c)	Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:				$-

	(d)	Reserve Account Balance				$4,769,815

		Draw for this Distribution Date				$-
(xiii)	Amount of Insurer Premium paid to the Securities Insurer on such Distribution Date:					$61,326.19

(xiv)	Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy: $0.00
(xv)	Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Securities Guaranty Insurance Policy: $0.00
(xvi)	The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:					$4,877.54

(xvii)	The Amount of any Net Trust Swap Pymt Carryover Shortfall for such Dist Date:					$0.00

(xviii)	The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:					$0.00

(xix)	The Net Trust Swap Receipt Carry over Shortfall for such Distribution Date: and the amount of any Termination Pymt either paid by or made to the Trust on such Distribution Date: $0.00					$0.00

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